                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2001
                                (AUGUST 20, 2001)




                         TEXAS CAPITAL BANCSHARES, INC.
                              (Name of Registrant)




               DELAWARE                                000-30533                             75-2671109
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
     incorporation or organization)                   File Number)                      Identification Number)



             2100 MCKINNEY AVENUE, SUITE 900, DALLAS, TEXAS, U.S.A.
                    (Address of principal executive officers)


                                      75201
                                   (Zip Code)


                                  214-932-6600
                         (Registrant's telephone number,
                              including area code)


                                       N/A
                (Former address of principal executive officers)




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ITEM 5. OTHER EVENTS.

         On August 20, 2001, Texas Capital Bancshares, Inc. (the "Company") transmitted a letter to each of its shareholders regarding the ongoing development of the Company's business. The text of the letter is attached hereto as Exhibit 99.1.

                           FORWARD-LOOKING STATEMENTS

         The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1 Letter to shareholders of Texas Capital Bancshares, Inc. dated August 20, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 11, 2001                  TEXAS CAPITAL BANCSHARES, INC.


                                        By: /s/ Gregory B. Hultgren
                                           -------------------------------------
                                            Gregory B. Hultgren
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT            DESCRIPTION
-------            -----------
99.1               Letter to shareholders of Texas Capital Bancshares, Inc.
                   dated August 20, 2001.




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